UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 24, 2021
AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive,	Fort Worth,	Texas	76155
1 Skyview Drive,	Fort Worth,	Texas	76155
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:
(682) 278-9000
(682) 278-9000

N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
As previously disclosed, on April 23, 2021 (the “PSP3 Closing Date”), American Airlines, Inc. (“AAI”), Envoy Air Inc. (“Envoy”), Piedmont Airlines, Inc. (“Piedmont”) and PSA Airlines, Inc. (together with AAI, Envoy and Piedmont, the “Guarantor Subsidiaries”), each a wholly-owned subsidiary of American Airlines Group Inc. (the “Company”), entered into a Payroll Support Program 3 Agreement (the “PSP3 Agreement”) with the United States Department of Treasury (the “Treasury”), with respect to the Payroll Support Program (“PSP3”) established under Section 7301 of the American Rescue Plan Act of 2021 (the “ARP”). In connection with its entry into the PSP3 Agreement, on the PSP3 Closing Date, the Company also entered into a warrant agreement (the “PSP3 Warrant Agreement”) with the Treasury, and the Company issued a promissory note to the Treasury (the “PSP3 Promissory Note”), with the Guarantor Subsidiaries as guarantors. These transactions are more fully described in the Current Report on Form 8-K filed by the Company and AAI on April 26, 2021 (the “April 8-K”).
As contemplated by the PSP3 Agreement and the April 8-K, on June 24, 2021, AAI and the Subsidiaries received the second installment of PSP3 financial assistance in the aggregate amount of approximately $1.6 billion and in connection therewith increased the amount of the PSP3 Promissory Note by approximately $479 million and issued to Treasury a warrant to purchase an additional 2,204,137 shares of the Company’s common stock at an exercise price of $21.75 per share (the “Additional PSP3 Warrant”). After taking into account this second installment, the Company has received approximately $3.25 billion of PSP3 financial assistance, for which the Company has now provided Treasury with a Promissory Note in an aggregate amount of approximately $946 million and Warrants to purchase up to 4,349,563 shares of the Company’s common stock.
The Additional PSP3 Warrant will be filed as an exhibit to the Company’s and AAI’s Quarterly Report on Form 10-Q for the period ended June 30, 2021 to be filed with the Securities and Exchange Commission.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
The information described under Item 1.01 above is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: June 25, 2021	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: June 25, 2021	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer